UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

ANNTAYLOR STORES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10738	13-3499319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square

New York, New York 10036

(Address, including Zip Code, of Registrant’s Principal Executive Offices)

(212) 541-3300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Names or Former Addresses, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 30, 2008, AnnTaylor Stores Corporation (the “Company”) announced a multi-year restructuring program designed to enhance profitability and improve overall effectiveness. The restructuring program, the result of a comprehensive review of the Company’s cost structure, is expected to be completed in fiscal 2010 and includes closing 117 underperforming stores, reducing the Company’s corporate staff by approximately 13% and undertaking a broad-based productivity initiative that includes, among other things, the strategic procurement of non-merchandise goods and services. The Company also announced that, in light of ongoing macroeconomic weakness and uncertainty in the retail sector, it is taking a conservative approach to new store growth in fiscal 2008.

Based on a review of its store portfolio and assessment of individual store productivity, the Company identified 117 underperforming stores. The Company will adopt a staged approach to closing these stores over the fiscal 2008 to fiscal 2010 period. As such, the Company plans to close 64 stores during fiscal 2008, with the balance to be closed in fiscal 2009 and fiscal 2010.

The Company also plans to eliminate 180 corporate positions through an organizational streamlining designed to increase span of control and improve operating efficiency and effectiveness. In addition, as part of a broad-based productivity initiative, the Company plans to consolidate all non-merchandise purchasing activities under a centralized strategic procurement organization, outsource various activities where cost efficiencies can be achieved and optimize store productivity and effectiveness.

The Company expects pre-tax expenses associated with the restructuring program to total approximately $40 to $45 million, with approximately $25 million related to store-level fixed asset and inventory impairment, approximately $10 million in severance and related costs, and the balance related to various other costs to implement the program. Of these pre-tax expenses, approximately $29 million (related to the non-cash write-down of assets, severance and other costs) are expected to be incurred in fiscal 2007. Costs expected to be incurred in fiscal 2008 total approximately $7 to $10 million and are largely cash expenditures. The balance of the program costs, also primarily cash expenditures, is expected to be incurred during fiscal 2009 and fiscal 2010.

The above estimated costs and charges are preliminary and may vary materially based on various factors, including timing in execution of the restructuring program and changes in management’s assumptions and projections.

Item 2.06	Material Impairments.

The information set forth in Item 2.05 is incorporated by reference into this Item 2.06.

Item 7.01	Regulation FD Disclosure.

AnnTaylor Stores Corporation issued a Press Release, dated January 30, 2008. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by AnnTaylor Stores Corporation on January 30, 2008.

Forward-looking Statements

Certain statements in this Form 8-K, including without limitation statements with respect to the Company’s restructuring program and estimated savings and cash and non-cash expenditures related thereto, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements may use the words “expect”, “anticipate”, “plan”, “intend”, “project”, “may”, “believe” and similar expressions. Forward-looking statements also include representations of the expectations or beliefs of the Company concerning future events that involve risks and uncertainties, including those set forth in Item 2.05 above, and:

•	the risk that the benefits expected from the restructuring program will not be achieved or may take longer to achieve than expected;

•	changes in management’s assumptions and projections concerning costs and timing in execution of the restructuring program;

•	the Company’s ability to predict accurately client fashion preferences;

•	competitive influences and decline in the demand for merchandise offered by the Company;

•	the Company’s ability to successfully execute brand extensions and new concepts;

•	effectiveness of the Company’s brand awareness and marketing programs;

•	the Company’s ability to secure and protect trademarks and other intellectual property rights in the United States and/or foreign countries;

•	general economic conditions, including the impact of higher fuel and energy prices, interest rates, a downturn in the retail industry or changes in levels of store traffic;

•	fluctuation in the Company’s level of sales and earnings growth;

•	the Company’s ability to locate new store sites or negotiate favorable lease terms for additional stores or for the lease renewal or expansion of existing stores;

•	risks associated with the performance and operations of the Company’s Internet operations;

•	a significant change in the regulatory environment applicable to the Company’s business;

•

risks associated with the possible inability of the Company, particularly through its sourcing and logistics functions, to operate within production and delivery constraints and the Company’s dependence on a single distribution facility;

•

the uncertainties of sourcing associated with the current quota environment, including changes in sourcing patterns resulting from the elimination of quota on apparel products and the re-imposition of quotas in certain categories, and other possible trade law or import restrictions;

•	financial or political instability in any of the countries in which the Company’s goods are manufactured;

•	risks associated with a failure by independent manufacturers to comply with the Company’s quality, product safety and labor practices requirements;

•	the potential impact of natural disasters and public health concerns, particularly on the Company’s foreign sourcing offices and manufacturing operations of the Company’s vendors;

•	acts of war or terrorism in the United States or worldwide;

•	work stoppages, slowdowns or strikes;

•	the Company’s ability to hire, retain and train key personnel;

•	the Company’s ability to successfully upgrade and maintain its information systems, including adequate system security controls; and

•	the Company’s ability to continue operations in accordance with its business continuity plan in the event of an interruption.

Further description of these risks and uncertainties and other important factors are set forth in the Company’s latest Annual Report on Form 10-K, including but not limited to Item 1A – Risk Factors and Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations therein, and in the Company’s other filings with the SEC. Although these forward-looking statements reflect the Company’s current expectations concerning future events, actual results may differ materially from current expectations or historical results. The Company does not assume any obligation to publicly update or revise any forward-looking statements at any time for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNTAYLOR STORES CORPORATION

Date: January 30, 2008	By:	/s/ Barbara K. Eisenberg
Barbara K. Eisenberg
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AnnTaylor Stores Corporation on January 30, 2008.